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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21448

                          Pioneer Tax Advantaged Balanced Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2003 through November 30, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


item 1.REPORTS TO SHAREOWNERS.

                                     PIONEER
                             -----------------------
                                 TAX ADVANTAGED
                                    BALANCED
                                      TRUST

                                     Annual
                                     Report

                                    11/30/04

                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        1
Portfolio Summary                                            2
Performance Update                                           3
Portfolio Management Discussion                              4
Schedule of Investments                                      7
Financial Statements                                        21
Notes to Financial Statements                               25
Report of Independent Registered Public Accounting Firm     34
Trustees, Officers and Service Providers                    35
Pioneer Family of Mutual Funds                              42

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 11/30/04
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
High energy prices and rising interest rates caused concern among investors during the third quarter of 2004. As oil prices touched $50 per barrel for the first time, many consumers, faced with high priced gasoline and anticipating a winter of hefty heating bills, responded by holding back on spending. Consumers account for the bulk of the nation's economic activity, and retail sales over the summer were erratic. Beyond soaring energy costs, which have the effect of a tax increase on individuals and businesses, the slack job creation data of the last few months also undermined confidence in the economic outlook. The markets in general fell during the third quarter. Continued unsettled conditions in Iraq and the ever present specter of terrorism also weighed on investors' minds. Overseas, global markets were fairly stable, after stumbling earlier in the year.

But the fuzzy economic picture was good news for bond investors. Despite three hikes in short-term interest rates, the first increases in four years, bond prices rose and yields fell over the period. Longer-term Treasury securities were the strongest performers, with corporate bonds, including high-yield issues, also delivering favorable returns. Lower long-term rates were also beneficial to the housing and mortgage industries. Behind the rally in bonds lies investor skepticism about the strength and durability of the current economic recovery. A slowing recovery leading to an easing of inflationary pressures may convince the Federal Reserve Board to slow the pace of future rate increases. Less inflation would also mean better real returns for bond holders.

Pioneer believes that the economy will continue to expand in 2005, but at a more measured tempo. After an extended period of cutting costs and bolstering balance sheets, many corporations are financially stronger than they have been in some time. And although short-term interest rates have risen, they are still relatively low and do not appear to be a barrier for companies needing to borrow for expansion. Equity valuations now appear better aligned with earnings prospects than was the case a year ago, when prices ran ahead of profit expectations. Therefore, steady but moderate expansion in corporate profits has the potential to drive stock prices higher.

As always, thank you for your investment in Pioneer Municipal High Income
Trust.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/04
--------------------------------------------------------------------------------

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)

[The following table was depicted as a pie chart in the printed material.]

0-1 Year        1.2%
1-3 Years       0.3%
3-6 Years      13.9%
6-8 Years      46.7%
8-10 Years      6.1%
10+ Years      31.8%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

Tax-Exempt Obligations                52.9%
Common Stocks                         27.2%
Non Convertible Preferred Stocks      15.7%
Convertible Preferred Stocks           4.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.   Jefferson Water & Sewer System Revenue, 5.0%, 10/1/41          1.86%
    2.   Miami-Dade County Aviation Revenue, 5.0%, 10/1/37              1.71
    3.   Exelon Corp.                                                   1.63
    4.   Cinergy Corp.                                                  1.55
    5.   Fannie Mae, Series L, 5.125%                                   1.51
    6.   Consolidated Edison, Inc.                                      1.49
    7.   Gila County Industrial Development Authority, 5.55%, 1/1/27    1.44
    8.   Bank of America Corp.                                          1.44
    9.   Puerto Rico Commonwealth Highway & Transportation Authority
           Revenue, 5.125%, 7/1/43                                      1.37
   10.   King County Washington Sewer Revenue, 5.0%, 1/1/35             1.37

* This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/04
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Common Share    11/30/04     1/28/04
                    $14.55       $14.33

Market Value
per Common Share    11/30/04     1/28/04
                    $12.74       $15.00

Distributions per
Common Share            Income        Short-Term      Long-Term
(1/28/04 - 11/30/04)    Dividends     Capital Gains   Capital Gains
                        $0.5496       $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in common shares of Pioneer Tax Advantaged Balanced Trust at public offering price, compared to that of the Lehman Brothers Municipal Bond Index and the S&P 500 Index.

----------------------------------------------
Cumulative Total Returns
(As of November 30, 2004)

                  Net Asset     Market
Period              Value       Price
Life-of-Fund
(1/28/04)           6.09%      -11.26%

----------------------------------------------

Value of $10,000 Investment

[The following table was depicted as a line chart in the printed material.]

                             Pioneer Tax Advantaged         Lehman Brothers
                                 Balanced Trust          Municipal Bond Index      Standard & Poor's 500
                                 --------------          --------------------      ---------------------
1/04                                 10,000                     10,000                    10,000
11/04                                 8,874                     10,585                    10,529

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. Once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins January 31, 2004. The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange and the over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/04
--------------------------------------------------------------------------------

The first annual report for Pioneer Tax Advantaged Balanced Trust covers the period since the Trust's inception on January 28, 2004 through November 30, 2004. In the report, David Eurkus, portfolio manager for the Trust's fixed-income portion, and Walter Hunnewell, Jr., portfolio manager for the Trust's equity portion, discuss the investment process, strategy and outlook.

Q: How did the Trust perform during the period?

A: Since inception, Pioneer Tax Advantaged Balanced Trust returned 6.09% at net asset value and 11.26% at market price. As of November 30, 2004, the Trust was selling at a discount of market price to net asset value of 12.4%. The Trust's net asset value return reflects the expenses associated with the start-up costs of the Trust. From February 1, 2004, through November 30, 2004, the Lehman Brothers Municipal Bond Index returned 2.63%, while the S&P 500 Index returned 5.29%. The Trust's relatively strong performance occurred mostly during the second half of the reporting period when market interest rates declined and bond prices rose, and the stock market rebounded from its lows of 2004.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the environment like during the period?

A: Early in the period, the strength of the economic rebound raised concerns that inflation and interest rates might move higher. In that environment, there was a significant sell-off in the bond market, which pushed bond prices down and yields up. Equity markets also declined, as investors worried that higher interest rates would erode corporate profits and, ultimately, have a negative impact on stock prices.

   As the fiscal year progressed, however, reports associated with the economy indicated that the rapid pace of growth had shifted to a slower but steady rate. Despite this slight softening in the economic expansion, the Federal Reserve tightened monetary policy, boosting the federal funds rate on four occasions, each time by 0.25%. (The federal funds rate is the rate banks charge each other for overnight loans.) The Fed's policy had relatively little effect on market interest rates, which trended down. The favorable

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   interest-rate environment was positive for both the bond and stock markets. In the fixed-income area, bond prices rose; and in the equity market, stock prices went up.

Q: What were the principal strategies used in managing the Trust?

A: Municipal securities accounted for 52% of the Trust's assets at period-end.
   In the fixed-income portion of the Trust, we primarily emphasized high-quality, investment-grade bonds; however, we also took advantage of our ability to invest up to 15% of fixed-income assets in below investment-grade securities, which helped boost the Trust's income stream. At the end of the period, the credit quality breakdown of fixed-income assets was: AAA (23.8%); AA (17.3%); A (23.1%); BBB (21.9%); and BB and lower (13.9%).

   Fixed-income assets were mainly concentrated in insured bonds (22.6%) and revenue bonds (77.4%). With revenue bonds, interest and principal are derived from the particular asset the bond was issued to finance. For example, a bond issued to finance a utility would be paid from the fees the utility charges its customers. Only 1.2% of fixed-income assets were in general obligation bonds, which are backed by the taxing power of the municipality that issues them. In terms of industry exposure, fixed-income assets were invested in health care (28.9%), housing (1.0%), pollution control (1.4%), transportation (6.0%), water and sewer (5.1%), among others.

   During the period, short-term interest rates declined, but long-term rates remained relatively high. The historically low short-term rates enabled the Trust to borrow funds inexpensively to invest in additional long-term municipal bonds. This leveraging strategy helped augment the Trust's income. At the end of the fiscal period on November 30, 2004, about 32% of the fixed-income portion of the Trust was leveraged, giving a boost to performance. About 60% of the Trust's leverage has been hedged for five years.

   At period-end approximately 47% of the Trust's assets were invested in equities, with 27% in common stocks and 20% in preferred stocks. We sought companies with long-term records of dividend payouts in the highest yielding areas of the market, such as financials (40.6% of equity net assets) and utilities (28.5% of equity net assets). We also invested in telecommunications (6.4% of equity net assets), consumer staples (5.8% of equity net assets), materials (5.7% of equity net assets), health care (4.6% of equity

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/04                             (continued)
--------------------------------------------------------------------------------

   net assets) and energy (3.8% of equity net assets). The energy and utilities sectors were the strongest performing areas of the market, and the Trust's investments in Duke Energy and Southern were significant contributors to performance. The Trust's return was also enhanced by Bank of America, one of our largest common equity holdings, as well as positions in Lyondell Chemical and Eastman Chemical, which paid attractive dividends and were well positioned to take advantage of the improving economy. The Trust's tobacco holdings posted impressive returns; however, to manage risk only 2.3% of net assets were invested in tobacco over the period.

Q: What detracted from performance?

A: In the first few months of the period, performance was held back when bond prices declined and yields rose because investors were concerned about the prospects for higher inflation and rising interest rates. Later on, however, when it became clear that the economic expansion would proceed at a moderate pace and interest rates would remain relatively low, bond prices rose, benefiting the Trust's return.

   On the equity side, our investments in the pharmaceutical industry (2.1% of net assets) detracted from results. We had a position in Merck that lost value when it removed from the market its COX-II pain relief drug Vioxx. We took advantage of the downturn in Merck's stock price to add to our position in the company. In our opinion, Merck remains a solid pharmaceutical company with the potential to maintain its record of consistent dividend payouts.

Q: What is your outlook over the next several months?

A: As we look ahead to 2005, we expect the current economic backdrop of moderate growth and relatively low interest rates to continue. We believe this type of environment should be positive for the high quality municipal bonds in the portfolio. It should also be supportive of our equity investments, which emphasize well established companies that continue to benefit from improving business prospects.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04
--------------------------------------------------------------------------------

                 S&P/Moody's
  Principal        Ratings
    Amount       (unaudited)                                                           Value
                              TAX EXEMPT OBLIGATIONS - 74.5% of Net Assets
                              Alabama - 2.9%
$6,990,000      AAA/Aaa       Birmingham Waterworks & Sewer Revenue,
                                5.0%, 1/1/43                                   $   6,977,837
 5,000,000      NR/A2         Huntsville Health Care Authority Revenue,
                                5.75%, 6/1/32                                      5,217,050
                                                                               -------------
                                                                               $  12,194,887
                                                                               -------------
                              Arizona - 2.8%
10,285,000      B-/Ca         Gila County Industrial Development Authority,
                                5.55%, 1/1/27                                  $   8,465,584
 1,000,000      NR/Baa3       Pima County Industrial Development Authority,
                                6.375%, 7/1/31                                     1,012,770
 1,000,000      NR/Baa3       Pima County Industrial Development Authority,
                                6.75%, 7/1/31                                      1,030,390
 1,000,000      NR/NR         Pima County Industrial Development Authority,
                                7.5%, 7/1/34                                       1,013,800
                                                                               -------------
                                                                               $  11,522,544
                                                                               -------------
                              California - 1.2%
 1,000,000      BBB+/Baa1     California Health Facilities Authority Revenue,
                                5.25%, 7/1/23                                  $   1,007,070
 4,000,000      BBB/Baa3      Golden State Tobacco Securitization Corp.,
                                6.75%, 6/1/39                                      3,994,680
                                                                               -------------
                                                                               $   5,001,750
                                                                               -------------
                              Connecticut - 1.7%
 4,190,000      BBB/A3        Connecticut State Development Authority
                                Pollution Control Revenue, 5.85%, 9/1/28       $   4,466,037
 1,000,000      AAA/Aaa       Connecticut State Health & Educational
                                Facilities Authority Revenue, 5.0%, 7/1/21         1,048,870
 1,500,000      BBB-/NR       Mohegan Tribe Indians Gaming Authority,
                                5.25%, 1/1/33 (144A)                               1,455,150
                                                                               -------------
                                                                               $   6,970,057
                                                                               -------------
                              District of Columbia - 1.0%
 4,000,000      BBB/Baa3      District of Columbia Tobacco Settlement
                                Financing Corp., 6.75%, 5/15/40                $   3,967,880
                                                                               -------------
                              Florida - 6.9%
 5,000,000      A/A2          Highlands County Health Facilities Authority
                                Revenue, 6.0%, 11/15/25                        $   5,389,800
10,980,000      AA-/Aa3       Jefferson Water & Sewer System Revenue,
                                5.0%, 10/1/41                                     10,931,578


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                     (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
  Principal        Ratings
    Amount       (unaudited)                                                              Value
                              Florida (continued)
$2,025,000      BB/NR         Miami Beach Health Facilities Authority,
                                5.375%, 11/15/28                                  $   1,814,866
   500,000      BB/Ba2        Miami Beach Health Facilities Authority,
                                6.7%, 11/15/19                                          522,260
10,000,000      AAA/Aaa       Miami-Dade County Aviation Revenue,
                                5.0%, 10/1/37                                        10,043,300
                                                                                  -------------
                                                                                  $  28,701,804
                                                                                  -------------
                              Georgia - 1.4%
 1,000,000      AAA/Aaa       Georgia State General Obligation,
                                2.0%, 12/1/23                                     $     676,920
 2,500,000      BBB/NR        Milledgeville-Baldwin County Development
                                Authority Revenue, 5.5%, 9/1/24                       2,580,675
 2,500,000      BBB/NR        Milledgeville-Baldwin County Development
                                Authority Revenue, 5.625%, 9/1/30                     2,552,600
                                                                                  -------------
                                                                                  $   5,810,195
                                                                                  -------------
                              Illinois - 5.1%
 3,000,000      AAA/Aaa       Chicago Illinois General Obligation, 5.0%,
                                1/1/28                                            $   3,041,430
 4,580,000      A-/Baa1       Illinois Development Finance Authority Revenue,
                                5.25%, 10/1/24                                        4,718,041
 5,000,000      AA+/Aa1       Illinois Educational Facilities Authority Revenue,
                                5.0%, 12/1/38                                         5,014,350
 2,000,000      AA+/Aa2       Illinois Finance Authority Revenue,
                                5.5%, 8/15/43                                         2,047,880
 5,095,000      NR/A1         Illinois Health Facilities Authority Revenue,
                                5.75%, 7/1/15                                         5,463,216
 1,130,000      CC/Caa1       Illinois Health Facilities Authority Revenue,
                                6.375%, 1/1/15                                          849,715
                                                                                  -------------
                                                                                  $  21,134,632
                                                                                  -------------
                              Indiana - 2.2%
 4,135,000      CCC+/Caa2     Indiana State Development Finance Authority
                                Revenue, 5.75%, 10/1/11                           $   4,172,504
 5,100,000      AAA/Aaa       Indiana Transportation Finance Authority
                                Highway Revenue, 5.0%, 6/1/28                         5,170,890
                                                                                  -------------
                                                                                  $   9,343,394
                                                                                  -------------
                              Kansas - 1.4%
 5,000,000      AAA/Aaa       Wyandotte County Unified Government Utility
                                System Revenue, 5.65%, 9/1/19                     $   5,783,150
                                                                                  -------------


   The accompanying notes are an integral part of these financial statements.
8

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  S&P/Moody's
   Principal        Ratings
    Amount        (unaudited)                                                          Value
                               Louisiana - 0.9%
$ 4,335,000      BBB/Baa3      Tobacco Settlement Financing Corp.,
                                 5.875%, 5/15/39                               $   3,909,476
                                                                               -------------
                               Maryland - 0.7%
  3,000,000      A/A3          Maryland State Health & Higher Educational
                                 Facilities Authority Revenue,
                                 5.125%, 7/1/34                                $   3,001,890
                                                                               -------------
                               Massachusetts - 4.0%
  1,020,000      AAA/Aaa       Littleton Massachusetts General Obligation,
                                 5.0%, 1/15/20                                 $   1,085,810
  2,000,000      AA+/Aa1       Massachusetts Health & Educational Facilities
                                 Authority Revenue, 5.0%, 7/1/33                   2,020,780
  1,550,000      BBB-/Baa2     Massachusetts Health & Educational Facilities
                                 Authority Revenue, 5.25%, 7/15/18                 1,510,181
  1,600,000      BBB+/NR       Massachusetts Health & Educational Facilities
                                 Authority Revenue, 5.45%, 11/15/23                1,629,168
  2,120,000      BBB/Baa3      Massachusetts Health & Educational Facilities
                                 Authority Revenue, 5.625%, 7/1/20                 2,150,931
    900,000      BBB/Baa3      Massachusetts Health & Educational Facilities
                                 Authority Revenue, 6.25%, 7/1/22                    949,428
  2,750,000      BBB/Baa2      Massachusetts Health & Educational Facilities
                                 Authority Revenue, 6.625%, 7/1/32                 2,910,298
  1,100,000      BBB/Baa2      Massachusetts State Development Finance
                                 Agency, 5.625%, 10/1/24                           1,139,413
  1,000,000      BBB/Baa2      Massachusetts State Development Finance
                                 Agency, 5.7%, 10/1/34                             1,025,960
  2,000,000      AAA/Aaa       University of Massachusetts Building Authority
                                 Project Revenue, 5.25%, 11/1/29                   2,092,800
                                                                               -------------
                                                                               $  16,514,769
                                                                               -------------
                               Michigan - 1.9%
  5,000,000      BBB-/NR       Macomb County Hospital Finance Authority
                                 Revenue, 5.875%, 11/15/34                     $   4,740,850
  2,000,000      A/A2          Michigan State Hospital Finance Authority
                                 Revenue, 5.5%, 11/1/15                            2,161,240
  1,025,000      BB/Ba1        Pontiac Hospital Finance Authority Revenue,
                                 6.0%, 8/1/07                                      1,013,746
                                                                               -------------
                                                                               $   7,915,836
                                                                               -------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                     (continued)
--------------------------------------------------------------------------------

                  S&P/Moody's
   Principal        Ratings
    Amount        (unaudited)                                                         Value
                               Minnesota - 0.8%
$ 2,000,000      A-/NR         Duluth Economic Development Authority Health
                                 Care Facilities Revenue, 5.25%, 2/15/28      $   2,006,940
  1,500,000      A-/NR         Duluth Economic Development Authority Health
                                 Care Facilities Revenue, 5.25%, 2/15/33          1,499,880
                                                                              -------------
                                                                              $   3,506,820
                                                                              -------------
                               Missouri - 0.4%
  1,720,000      AA/NR         Missouri State Health & Educational Authority
                                 Health Facilities Revenue, 5.25%, 8/15/28    $   1,747,984
                                                                              -------------
                               Montana - 0.3%
  1,350,000      NR/A3         Montana Finance Authority Hospital Facilities
                                 Revenue, 5.0%, 6/1/24                        $   1,331,141
                                                                              -------------
                               Nevada - 2.3%
  3,000,000      B-/NR         Clark County Industrial Development Revenue,
                                 5.5%, 10/1/30                                $   2,881,920
  1,500,000      BBB+/Baa1     Henderson Nevada Health Care Facilities
                                 Revenue, 5.625%, 7/1/24                          1,544,715
  5,000,000      BB/Ba2        Washoe County Water Facility Revenue,
                                 5.0%, 3/1/36                                     5,079,150
                                                                              -------------
                                                                              $   9,505,785
                                                                              -------------
                               New Hampshire - 0.7%
  2,000,000      NR/NR         New Hampshire Business Finance Authority
                                 Revenue, 6.05%, 9/1/29                       $   1,854,820
  1,000,000      A+/A2         New Hampshire Health & Education Facilities
                                 Authority Revenue, 5.75%, 10/1/31                1,042,370
                                                                              -------------
                                                                              $   2,897,190
                                                                              -------------
                               New Jersey - 3.4%
  1,250,000      BBB/Baa3      Camden County Improvement Authority Revenue,
                                 5.75%, 2/15/34                               $   1,286,413
  1,500,000      BB/Ba2        New Jersey Health Care Facilities Financing
                                 Authority Revenue, 5.125%, 7/1/14                1,356,945
  5,000,000      BBB/Baa1      New Jersey Health Care Facilities Financing
                                 Authority Revenue, 5.375%, 7/1/33                5,082,250
  3,500,000      NR/NR         New Jersey Health Care Facilities Financing
                                 Authority Revenue, 7.25%, 7/1/27                 3,667,300
  3,000,000      BBB/Baa3      Tobacco Settlement Financing Corp.,
                                 6.25%, 6/1/43                                    2,796,960
                                                                              -------------
                                                                              $  14,189,868
                                                                              -------------


   The accompanying notes are an integral part of these financial statements.
10

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      S&P/Moody's
     Principal          Ratings
      Amount          (unaudited)                                                            Value
                                   New Mexico - 0.6%
  $  1,000,000       AA/NR         Dona Ana County PILT Revenue,
                                     5.25%, 12/1/25                                  $   1,041,060
     1,500,000       NR/A3         Farmington New Mexico Hospital Revenue,
                                     5.0%, 6/1/23                                        1,476,165
                                                                                     -------------
                                                                                     $   2,517,225
                                                                                     -------------
                                   New York - 5.0%
     2,000,000       NR/NR         Dutchess County Industrial Development Agency
                                     Revenue, 7.5%, 3/1/29                           $   1,968,740
     1,000,000       NR/Aa2        New York City Industrial Development Agency,
                                     5.0%, 7/1/27                                        1,013,650
     1,000,000       NR/Aa2        New York City Industrial Development Agency,
                                     5.25%, 7/1/24                                       1,062,640
     8,820,000(a)    AA+/Aa2       New York City Transitional Finance Authority
                                     Revenue, 0.0%, 11/1/29                              6,769,791
     5,000,000       AA-/A1        Port Authority of New York & New Jersey
                                     Revenue, 5.0%, 9/1/38                               5,024,400
     4,900,000       AAA/Aaa       Triborough Bridge & Tunnel Authority,
                                     5.25%, 11/15/30                                     5,102,370
                                                                                     -------------
                                                                                     $  20,941,591
                                                                                     -------------
                                   North Carolina - 1.4%
     3,000,000       AA+/Aa1       North Carolina Capital Facilities Finance Agency
                                     Revenue, 5.125%, 7/1/42                         $   3,024,840
     1,000,000       AA/NR         North Carolina Capital Facilities Finance Agency
                                     Student Revenue, 5.0%, 6/1/27                       1,002,470
     1,000,000       AA/NR         North Carolina Capital Facilities Finance Agency
                                     Student Revenue, 5.0%, 6/1/32                         986,750
     1,000,000       NR/NR         North Carolina Medical Care Commission Health
                                     Care Facilities Revenue, 5.0%, 11/1/23                990,550
                                                                                     -------------
                                                                                     $   6,004,610
                                                                                     -------------
                                   Ohio - 1.3%
     2,000,000       B-/Caa2       Cleveland Airport Special Revenue,
                                     5.7%, 12/1/19                                   $   1,508,680
     3,000,000       AAA/Aaa       Columbus City School District, 5.0%, 12/1/32          3,042,690
     1,000,000       AAA/Aaa       Hamilton County Hospital Facilities Revenue,
                                     5.125%, 5/15/28                                     1,026,600
                                                                                     -------------
                                                                                     $   5,577,970
                                                                                     -------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                     (continued)
--------------------------------------------------------------------------------

                  S&P/Moody's
   Principal        Ratings
    Amount        (unaudited)                                                            Value
                               Oregon - 0.7%
$ 2,935,000      NR/Aa2        Oregon State Housing & Community Services
                                 Department Multi-Family Revenue,
                                 6.0%, 7/1/31                                    $   3,011,515
                                                                                 -------------
                               Pennsylvania - 2.5%
  5,000,000      AAA/Aaa       Pennsylvania State Turnpike Commission Oil
                                 Franchise Tax Revenue, 5.0%, 12/1/31            $   5,076,050
  3,000,000      A-/NR         Sayre Health Care Facilities Authority Revenue,
                                 5.875%, 12/1/31                                     3,141,180
  2,165,000      AA+/Aa1       Swarthmore Borough Authority College Revenue,
                                 5.0%, 9/15/31                                       2,179,700
                                                                                 -------------
                                                                                 $  10,396,930
                                                                                 -------------
                               Puerto Rico - 4.0%
  8,000,000      A/Baa1        Puerto Rico Commonwealth Highway &
                                 Transportation Authority Revenue,
                                 5.125%, 7/1/43                                  $   8,062,960
  5,000,000      A-/Baa1       Puerto Rico Public Buildings Authority Revenue,
                                 5.25%, 7/1/33                                       5,140,100
  3,000,000      BBB+/Baa2     Puerto Rico Public Finance Corp.,
                                 5.75%, 8/1/27                                       3,333,330
                                                                                 -------------
                                                                                 $  16,536,390
                                                                                 -------------
                               Rhode Island - 1.0%
  1,545,000      BBB/Baa3      Tobacco Settlement Financing Corp.,
                                 6.125%, 6/1/32                                  $   1,442,288
  3,100,000      BBB/Baa3      Tobacco Settlement Financing Corp.,
                                 6.25%, 6/1/42                                       2,865,764
                                                                                 -------------
                                                                                 $   4,308,052
                                                                                 -------------
                               South Carolina - 4.1%
  6,000,000      A-/A3         Berkeley County School District Installment
                                 Lease, 5.0%, 12/1/28                            $   5,937,960
  5,000,000      AAA/Aaa       Florence County Hospital Revenue,
                                 5.25%, 11/1/34                                      5,172,550
  3,500,000      A/A2          Lexington County Health Services District, Inc.,
                                 Hospital Revenue, 5.5%, 11/1/32                     3,617,425
  2,500,000      A-/A3         South Carolina Jobs Economic Development
                                 Authority Revenue, 5.5%, 11/15/23                   2,555,000
                                                                                 -------------
                                                                                 $  17,282,935
                                                                                 -------------


   The accompanying notes are an integral part of these financial statements.
12

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  S&P/Moody's
   Principal        Ratings
    Amount        (unaudited)                                                           Value
                               Tennessee - 0.6%
$ 2,500,000      NR/Baa3       Knox County Health Educational & Housing
                                 Facilities Board Hospital Revenue,
                                 6.5%, 4/15/31                                  $   2,520,600
                                                                                -------------
                               Texas - 2.0%
  2,750,000      AAA/Aaa       Lower Colorado River Authority, 5.0%, 5/15/31    $   2,763,530
  3,000,000      BBB/Baa2      Richardson Hospital Authority, 6.0%, 12/1/34         3,088,230
  1,000,000      BBB-/NR       Seguin Higher Education Facilities Corporation
                                 Revenue, 5.0%, 9/1/23                                974,980
  1,500,000      NR/Baa3       Texas State Student Housing Revenue,
                                 6.5%, 9/1/34                                       1,574,805
                                                                                -------------
                                                                                $   8,401,545
                                                                                -------------
                               Vermont - 0.3%
  1,295,000      AA/Aa3        Vermont Educational & Health Buildings
                                 Financing Agency Revenue, 5.0%, 7/1/24         $   1,322,648
                                                                                -------------
                               Virginia - 2.7%
  1,500,000      NR/A3         Prince William County Industrial Development
                                 Hospital Revenue, 5.2%, 10/1/26                $   1,539,030
  3,925,000      NR/A3         Prince William County Industrial Development
                                 Hospital Revenue, 5.35%, 10/1/36                   4,049,854
  5,000,000      AA+/Aa1       Virginia Commonwealth Transportation Board
                                 Revenue, 5.00%, 5/15/12                            5,504,000
                                                                                -------------
                                                                                $  11,092,884
                                                                                -------------
                               Washington - 5.4%
  8,000,000      AAA/Aaa       King County Washington Sewer Revenue,
                                 5.0%, 1/1/35                                   $   8,031,280
  3,000,000      AAA/Aaa       Spokane County General Obligation,
                                 5.0%, 12/1/33                                      3,014,430
  7,000,000      BBB/Baa3      Tobacco Settlement Authority Revenue,
                                 6.625%, 6/1/32                                     6,869,800
  9,805,000      AAA/Aaa       Washington State General Obligation,
                                 0.0%, 12/1/19                                      4,720,617
                                                                                -------------
                                                                                $  22,636,127
                                                                                -------------
                               Wisconsin - 0.9%
  3,500,000      BBB+/NR       Wisconsin State Health & Educational Facilities
                                 Authority Revenue, 5.6%, 2/15/29               $   3,527,300
                                                                                -------------
                               TOTAL TAX-EXEMPT OBLIGATIONS
                               (Cost $303,646,613) (b)                          $ 311,029,374
                                                                                -------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                      Value
             COMMON STOCKS - 38.3% of Net Assets
             Energy - 1.3%
             Oil & Gas - 1.3%
 50,000      ChevronTexaco Corp.                      $   2,730,000
 45,000      Kerr-McGee Corp.                             2,800,350
                                                      -------------
             Total Energy                             $   5,530,350
                                                      -------------
             Materials - 3.8%
             Chemicals - 3.4%
 83,000      Eastman Chemical Co.                     $   4,513,540
192,045      Lyondell Chemical Co.                        5,388,783
 61,128      PPG Industries, Inc.                         4,124,306
                                                      -------------
                                                      $  14,026,629
                                                      -------------
             Construction Materials - 0.0%
  3,950      Monarch Cement Co.                       $      86,505
                                                      -------------
             Metals & Mining - 0.4%
 39,800      Freeport-McMoRan Copper & Gold, Inc.     $   1,557,374
    200      Worthington Industries, Inc.                     4,302
                                                      -------------
                                                      $   1,561,676
                                                      -------------
             Total Materials                          $  15,674,810
                                                      -------------
             Industrials - 0.6%
             Commercial Services & Supplies - 0.6%
 39,600      R.R. Donnelley & Sons Co.                $   1,374,120
100,000      ServiceMaster Co.                            1,317,000
                                                      -------------
             Total Industrials                        $   2,691,120
                                                      -------------
             Capital Goods - 2.0%
             Automobiles - 0.7%
 80,000      General Motors Corp.                     $   3,087,200
                                                      -------------
             Household Durables - 1.3%
 50,000      Bassett Furniture Industries, Inc.       $     985,500
 48,386      Kimball International, Inc.                    720,951
 33,700      Knape & Vogt Manufacturing Co.                 418,554
166,444      Tupperware Corp.                             3,115,832
                                                      -------------
                                                      $   5,240,837
                                                      -------------
             Total Capital Goods                      $   8,328,037
                                                      -------------


   The accompanying notes are an integral part of these financial statements.
14

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                               Value
                Food, Beverage & Tobacco - 3.9%
                Food & Staples Retailing - 0.3%
   70,000       Lance, Inc.                                      $   1,304,800
                                                                 -------------
                Food Retail - 0.5%
   78,100       ConAgra Foods, Inc.                              $   2,112,605
                                                                 -------------
                Tobacco - 3.1%
   76,000       Altria Group, Inc.                               $   4,369,240
  115,000       Loews Corp. - Carolina Group                         3,381,000
   33,000       Reynolds American, Inc.                              2,495,790
   56,000       UST, Inc.                                            2,465,680
                                                                 -------------
                                                                 $  12,711,710
                                                                 -------------
                Total Food, Beverage & Tobacco                   $  16,129,115
                                                                 -------------
                Health Care - 3.0%
                Pharmaceuticals - 3.0%
   281,215      Bristol-Myers Squibb Co.                         $   6,608,553
   216,536      Merck & Co., Inc.                                    6,067,339
                                                                 -------------
                Total Health Care                                $  12,675,892
                                                                 -------------
                Financials - 6.4%
                Commercial Banks - 5.9%
   182,800      Bank of America Corp.                            $   8,458,156
   78,200       FirstMerit Corp.                                     2,140,334
   163,100      KeyCorp                                              5,429,599
   90,000       National City Corp.                                  3,337,200
   67,800       Regions Financial Corp.                              2,372,322
   222,700      TrustCo Bank Corp., NY                               3,140,070
                                                                 -------------
                                                                 $  24,877,681
                                                                 -------------
                Thrifts & Mortgage Finance - 0.5%
   50,000       Washington Mutual, Inc.                          $   2,035,500
                                                                 -------------
                Total Financials                                 $  26,913,181
                                                                 -------------
                Telecommunication Services - 2.7%
                Diversified Telecommunication Services - 2.7%
   257,900      AT&T Corp.                                       $   4,719,570
   260,000      SBC Communications, Inc.                             6,544,200
                                                                 -------------
                Total Diversified Telecommunication Services     $  11,263,770
                                                                 -------------
                Wireless Telecommunication Services - 0.0%
      923(c)    Nextel Communications, Inc.                      $      26,269
                                                                 -------------
                Total Wireless Telecommunication Services        $      26,269
                                                                 -------------
                Total Telecommunication Services                 $  11,290,039
                                                                 -------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
             Utilities - 14.6%
             Electric Utilities - 11.7%
137,135      Ameren Corp.                                          $   6,640,077
220,000      Cinergy Corp.                                             9,105,800
200,000      Consolidated Edison, Inc.                                 8,770,000
138,400      Empire District Electric Co.                              3,143,064
229,293      Exelon Corp.                                              9,563,811
 74,383      Great Plains Energy, Inc.                                 2,202,481
 67,056      NSTAR                                                     3,396,386
179,000      Southern Co.                                              5,869,410
                                                                   -------------
                                                                   $  48,691,029
                                                                   -------------
             Gas Utilities - 1.1%
112,249      KeySpan Corp.                                         $   4,436,080
                                                                   -------------
             Multi-Utilities - 1.8%
303,253      Duke Energy Corp.                                     $   7,666,236
                                                                   -------------
             Total Utilities                                       $  60,793,345
                                                                   -------------
             TOTAL COMMON STOCKS
             (Cost $151,627,922)                                   $ 160,025,889
                                                                   -------------
             NON-CONVERTIBLE PREFERRED STOCKS - 22.0% of Net Assets
             Energy - 1.2%
             Oil & Gas - 1.2%
 49,300      Apache Corp., Series B, 5.68%                         $   4,928,462
                                                                   -------------
             Total Energy                                          $   4,928,462
                                                                   -------------
             Financials - 17.8%
             Capital Markets - 2.4%
 57,000      Bear Stearns Companies, Inc., Series F, 5.72%         $   3,006,750
 40,000      Bear Stearns Companies, Inc., Series G, 5.49%             1,996,000
100,000      Lehman Brothers Holdings, Inc., 6.5%                      2,683,000
 19,000      Lehman Brothers Holdings, Inc., Series C, 5.94%             950,000
 30,000      Lehman Brothers Holdings, Inc., Series D, 5.67%           1,452,000
                                                                   -------------
                                                                   $  10,087,750
                                                                   -------------
             Commercial Banks - 2.7%
 94,000      Bank of America Corp., Series VI, 6.75%               $   5,029,000
200,000      Royal Bank of Scotland Group Plc, Series L, 5.75%         4,834,000
 55,000      Wachovia Preferred Funding Corp., Series A, 7.25%         1,548,250
                                                                   -------------
                                                                   $  11,411,250
                                                                   -------------


   The accompanying notes are an integral part of these financial statements.
16

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                  Value
             Consumer Finance - 0.7%
 50,000      SLM Holding Corp., Series A, 6.97%                   $   2,845,000
                                                                  -------------
             Diversified Financial Services - 1.7%
 55,000      Citigroup Inc., Series G, 6.213%                     $   2,942,500
 81,500      Citigroup Inc., Series M, 5.864%                         4,250,225
                                                                  -------------
                                                                  $   7,192,725
                                                                  -------------
             Insurance - 1.8%
110,000      ACE Ltd., Series C, 7.8%                             $   2,893,000
 70,000      RenaissanceRe Holdings, Ltd., Series C, 6.08%            1,656,200
109,000      XL Capital, Ltd., Series B, 7.625%                       2,988,780
                                                                  -------------
                                                                  $   7,537,980
                                                                  -------------
             Real Estate - 2.3%
 27,000      Equity Office Properties Trust, Series G, 7.75%      $     729,270
 92,000      Home Properties New York, Inc., Series F, 9.0%           2,493,200
 40,000      Prologis Trust, Series G, 6.75%                          1,019,600
 60,000      PS Business Parks, Inc., Series H, 7.0%                  1,479,600
 22,000      PS Business Parks, Inc., Series I, 6.875%                  544,500
 35,480      Public Storage, Inc., Series T, 7.625%                     943,413
 94,000      Regency Centers Corp., Series C, 7.45%                   2,481,600
                                                                  -------------
                                                                  $   9,691,183
                                                                  -------------
             Thrifts & Mortgage Finance - 6.2%
201,000      Fannie Mae, Series L, 5.125%                         $   8,894,250
114,000      Fannie Mae, Series M, 4.75%                              4,662,600
100,000      Fannie Mae, Series N, 5.5%                               4,690,000
 57,000      Freddie Mac, 5.81%                                       2,875,650
 39,000      Freddie Mac, Series F, 5.0%                              1,677,000
 58,000      Freddie Mac, Series K, 5.79%                             2,900,000
                                                                  -------------
                                                                  $  25,699,500
                                                                  -------------
             Total Financials                                     $  74,465,388
                                                                  -------------
             Utilities - 3.0%
             Electric Utilities - 2.6%
 98,000      Alabama Power Co., 5.3%                              $   2,431,625
113,000      Alabama Power Co., 5.83%                                 2,921,050
 78,000      Interstate Power and Light Co., Series B, 8.375%         2,535,000
 40,000      Mississippi Power Co., 5.25%                               953,752
  7,700      PPL Electric Utilities Corp., 4.5%                         633,710
 72,000      Southern California Edison Co., 4.32%                    1,350,000
                                                                  -------------
                                                                  $  10,825,137
                                                                  -------------


   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
             Gas Utilities - 0.4%
 62,000      Southern Union Co., Series C, 7.55%                  $   1,695,700
                                                                  -------------
             Total Utilities                                      $  12,520,837
                                                                  -------------
             TOTAL NON-CONVERTIBLE PREFERRED STOCKS
             (Cost $93,972,462)                                   $  91,914,687
                                                                  -------------
             CONVERTIBLE PREFERRED STOCKS - 5.9% of Net Assets
             Financials - 2.6%
             Capital Markets - 1.0%
 65,000      Merrill Lynch Preferred Capital Trust IV, 7.12%      $   1,736,617
 87,000      Merrill Lynch Preferred Capital Trust V, 7.28%           2,342,929
                                                                  -------------
                                                                  $   4,079,546
                                                                  -------------
             Commercial Banks - 1.0%
 30,000      Bank One Capital V, 8.0%                             $     786,920
105,000      Bank One Capital VI, 7.2%                                2,752,061
 27,000      Fleet Capital Trust VII, 7.2%                              708,468
                                                                  -------------
                                                                  $   4,247,449
                                                                  -------------
             Consumer Finance - 0.1%
 18,000      MBNA Capital, Series D, 8.125%                       $     484,439
                                                                  -------------
             Insurance - 0.4%
 70,000      St. Paul Capital Trust I, 7.6%                       $   1,818,414
                                                                  -------------
             Thrifts & Mortgage Finance - 0.1%
 12,000      Countrywide Capital IV, 6.75%                        $     307,563
                                                                  -------------
             Total Financials                                     $  10,937,411
                                                                  -------------
             Industrials - 0.5%
             Aerospace & Defense - 0.5%
 15,000      Northrop Grumman Corp., 7.0%                         $   2,023,500
                                                                  -------------
             Total Industrials                                    $   2,023,500
                                                                  -------------
             Telecommunication Services - 1.5%
             Diversified Telecommunication Services - 1.5%
 60,000      Alltel Corp., 7.75%                                  $   3,097,200
126,000      CenturyTel, Inc., 6.875%                                 3,215,520
                                                                  -------------
             Total Telecommunication Services                     $   6,312,720
                                                                  -------------


   The accompanying notes are an integral part of these financial statements.
18

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                  Value
             Utilities - 1.3%
             Electric Utilities - 1.3%
  31,000     DTE Energy Co., 8.75%                                $     814,680
  80,000     Energy East Capital Trust I, 8.25%                       2,114,804
  94,000     Virginia Power Capital Trust II, 7.375%                  2,517,758
                                                                  -------------
             Total Utilities                                      $   5,447,242
                                                                  -------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (Cost $24,019,281)                                   $  24,720,873
                                                                  -------------
             TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.0% of Net Assets
  44,653     BlackRock Provident Institutional Municipal Fund     $      44,653
                                                                  -------------
             TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
             (Cost $44,653)                                       $      44,653
                                                                  -------------
             TOTAL INVESTMENTS IN SECURITIES - 140.7%
             (Cost $573,310,931) (d)                              $ 587,735,476
                                                                  -------------
             OTHER ASSETS AND LIABILITIES - 1.5%                  $   6,327,222
                                                                  -------------
             PREFERRED SHARES AT REDEMPTION VALUE, INCLUDING
             DIVIDENDS PAYABLE - (42.2)%                          $(176,273,429)
                                                                  -------------
             NET ASSETS APPLICABLE TO COMMON SHAREOWNERS -
             100.0%                                               $ 417,789,269
                                                                  =============

    NR Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2004 the value of these securities amounted to $1,455,150 or 0.3% of net assets applicable to common shareholders.

   (a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                     (continued)
--------------------------------------------------------------------------------

(b) The concentration of tax-exempt investments by type of obligation/market sector is as follows:

    Insured                          22.6%
    General Obligation                1.2
    Revenue Bonds:
     Health Revenue                  28.9
     Development Revenue              8.5
     Tobacco Revenue                  8.3
     Education Revenue                7.8
     Transportation Revenue           6.0
     Other                            3.7
     Utilities Revenue                3.5
     Facilities Revenue               2.0
     School District Revenue          1.9
     Water Revenue                    1.6
     Pollution Revenue                1.4
     Housing Revenue                  1.0
     Student Loan Revenue             0.6
     Gaming Revenue                   0.5
     Airport Revenue                  0.5
                                    -----
                                    100.0%
                                    =====

(c) Non-incoming producing.

(d) At November 30, 2004, the net unrealized gain on investments based on cost for federal income tax purposes of $573,326,765 was as follows:
    Aggregate gross unrealized gain for all investments in which there
    is an excess of value over tax cost                                   $22,753,931
    Aggregate gross unrealized loss for all investments in which there
    is an excess of tax cost over value                                    (8,345,220)
                                                                          -----------
    Net unrealized gain                                                   $14,408,711
                                                                          ===========

    For financial reporting purposes net unrealized gain on investments was $14,424,545 and cost of investments aggregated $573,310,931.

Purchases and sales of securities (excluding temporary cash investments) for the period ended November 30, 2004, aggregated $919,662,663 and $339,176,706, respectively.


   The accompanying notes are an integral part of these financial statements.
20

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/04
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $573,310,931)       $587,735,476
  Receivables -
   Investment securities sold                                      2,034,208
   Dividends and interest                                          6,080,826
  Unrealized appreciation on interest rate swaps                     963,116
  Prepaid expenses                                                     9,488
                                                                ------------
     Total assets                                               $596,823,114
                                                                ------------
LIABILITIES:
  Payables -
   Investment securities purchased                              $  1,998,875
   Net interest rate swaps payable                                   100,707
   Offering costs payable - preferred                                 15,162
  Due to affiliates                                                  292,664
  Due to custodian                                                   217,065
  Administration fee payable                                          30,991
  Accrued expenses                                                   104,952
                                                                ------------
     Total liabilities                                          $  2,760,416
                                                                ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,050
   shares, including dividends payable of $23,429               $176,273,429
                                                                ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                               $408,360,057
  Undistributed net investment income                                872,076
  Accumulated net realized loss on investments and
   interest rate swaps                                            (6,830,525)
  Net unrealized gain on investments                              14,424,545
  Net unrealized gain on interest rate swaps                         963,116
                                                                ------------
     Net assets applicable to common shareowners                $417,789,269
                                                                ------------
NET ASSET VALUE PER SHARE:
  No par value, (unlimited number of shares authorized)
  Based on $417,789,269/28,706,981 common shares                $      14.55
                                                                ============


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period 1/28/04 (commencement of operations) to 11/30/04

INVESTMENT INCOME:
  Dividends                                              $ 9,559,726
  Interest                                                12,669,666
                                                         -----------
                                                                            $22,229,392
                                                                            -----------
EXPENSES:
  Management fees                                        $ 2,654,437
  Administration fees                                        290,852
  Transfer agent fees and expenses                            44,434
  Auction agent fees                                         293,914
  Custodian fees                                              24,886
  Registration fees                                           28,023
  Organization costs                                          40,000
  Professional fees                                           59,642
  Printing expenses                                           20,306
  Trustees' fees                                              13,259
  Miscellaneous                                               18,764
                                                         -----------
   Total expenses                                                           $ 3,488,517
     Reimbursement of organization costs                                        (40,000)
                                                                            -----------
   Net expenses                                                             $ 3,448,517
                                                                            -----------
     Net investment income                                                  $18,780,875
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND INTEREST RATE SWAPS:
  Net realized loss from:
   Investments                                           $(6,830,836)
   Interest rate swaps                                      (328,940)       $(7,159,776)
                                                         -----------        -----------
  Net unrealized gain from:
   Investments                                           $14,424,545
   Interest rate swaps                                       963,116        $15,387,661
                                                         -----------        -----------
     Net gain on investments and interest rate swaps                        $ 8,227,885
                                                                            -----------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME                                                       $(1,802,192)
                                                                            -----------
  Net increase in net assets applicable to common
   shareowners resulting from operations                                    $25,206,568
                                                                            ===========


   The accompanying notes are an integral part of these financial statements.
22

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period 1/28/04 (commencement of operations) to 11/30/04

                                                                            1/28/04
                                                                               to
                                                                            11/30/04
  FROM OPERATIONS:
   Net investment income                                                 $ 18,780,875
   Net realized loss on investments and interest rate swaps                (7,159,776)
   Net unrealized gain on investments and interest rate swaps              15,387,661
   Distributions to preferred shareowners from net investment income       (1,802,192)
                                                                         ------------
     Net increase in net assets applicable to common shareowners
       resulting from operations                                         $ 25,206,568
                                                                         ------------
  DISTRIBUTIONS TO COMMON SHAREOWNERS:
   Net investment income ($0.55 per share)                               $(15,777,356)
                                                                         ------------
     Total dividends to common shareowners                               $(15,777,356)
                                                                         ------------
  FROM TRUST SHARE TRANSACTIONS:
   Net proceeds from the issuance of common shares                       $366,720,000
   Net proceeds from underwriters' over-allotment option exercised         44,407,500
   Common share offering expenses charged to paid-in capital                 (851,752)
   Preferred share offering expenses charged to paid-in capital            (2,015,694)
                                                                         ------------
     Net increase in net assets applicable to common shareowners
       resulting from Trust share transactions                           $408,260,054
                                                                         ------------
     Net increase in net assets applicable to common shareowners         $417,689,266
  NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
   Beginning of period                                                        100,003
                                                                         ------------
   End of period (including undistributed net investment income
     of $872,076)                                                        $417,789,269
                                                                         ============


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/04
--------------------------------------------------------------------------------

                                                                               January 28, 2004
                                                                                 November 30,
                                                                                 2004 (a)(b)
Per Common Share Operating Performance
Net asset value, beginning of period                                              $  14.33+
                                                                                  --------
Increase (decrease) from investment operations:
  Net investment income                                                           $   0.66
  Net realized and unrealized gain on investments and interest rate swaps             0.27
  Distributions to preferred shareowners from net investment income                  (0.06)
                                                                                  --------
  Net increase from investment operations                                         $   0.87
Distributions to common shareowners:
  Net investment income                                                              (0.55)
Capital charge with respect to issuance of:
  Common shares                                                                      (0.03)
  Preferred shares                                                                   (0.07)
                                                                                  --------
Net increase in net asset value                                                   $   0.22
                                                                                  --------
Net asset value, end of period*                                                   $  14.55
                                                                                  ========
Market value, end of period*                                                      $  12.74
                                                                                  --------
Total return++                                                                      (11.26)%
Ratios to average net assets of common shareowners
  Net expenses+++                                                                     1.04%**
  Net investment income before preferred share dividends+++                           5.69%**
  Preferred share dividends                                                           0.55%**
  Net investment income available to common shareowners                               5.14%**
Portfolio turnover                                                                      63%
Net assets of common shareowners, end of period (in thousands)                    $417,789
Preferred shares outstanding (in thousands)                                       $176,250
Asset coverage per preferred share, end of period                                 $ 84,264
Average market value per preferred share                                          $ 25,000
Liquidation value per preferred share                                             $ 25,003
Ratios to average net assets of common shareowners before
  reimbursement of organization expenses
  Net expenses+++                                                                     1.05%**
  Net investment income before preferred share dividends+++                           5.68%**
  Preferred share dividends                                                           0.55%**
  Net investment income available to common shareowners                               5.13%**

(a) The per common share data presented above is based upon the average common shares outstanding for the period presented.
(b) Trust shares were first publicly offered on January 28, 2004.
* Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
**  Annualized.
+ Net asset value immediately after the closing of the first public offering was $14.30.
++ Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for less than a full period is not annualized. Past performance is not a guarantee of future results.
+++ Ratios do not reflect the effect of dividend payments to preferred shareowners.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


   The accompanying notes are an integral part of these financial statements.
24

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/04
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax Advantaged Balanced Trust (the "Trust") was organized as a Delaware business trust on October 16, 2003. Prior to commencing operations on January 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Funds Distributor, Inc., an affiliate of Pioneer Investment Management, Inc. ("PIM"), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003. PIM has paid all the Trust's organizational expenses. The investment objective of the Trust is to provide a high level of total after-tax return, including attractive tax-advantaged income.

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. The Trust may also invest in common stocks and preferred securities that pay tax-qualified dividends. In addition, the Trust may invest in other securities, including debt instruments, real estate investment trusts ("REITS") and equity securities, that generate income taxable at ordinary income rates, rather than long-term capital gain rates.

The Trust invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "'junk bonds'" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Trust's financial statements have been prepared in conformity with U.S. accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/04                               (continued)
--------------------------------------------------------------------------------

accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. The value of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Trust may also use the fair value of a security, including a non U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of November 30, 2004, the Trust had no fair valued securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized daily, respectively, on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2004, the Trust reclassified $329,251 to decrease undistributed net investment income and to decrease accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

   At November 30, 2004, the Trust had a capital loss carryforward of $6,830,525 which will expire in 2012 if not utilized.

   The tax character of current year distributions paid to common and preferred shareowners during the period ended November 30, 2004 was as follows:

-------------------------------------------
                                  2004
-------------------------------------------
  Distributions paid from:
   Tax-Exempt income          $ 9,413,848
   Ordinary income              8,165,700
   Long-term capital gain               -
                              -----------
                              $17,579,548
                              ===========
-------------------------------------------

The following shows the components of distributable earnings on a federal income tax basis at November 30, 2004.

-----------------------------------------------------
                                          2004
-----------------------------------------------------
  Undistributed tax-exempt income     $  475,326
  Undistributed ordinary income          412,584
  Capital loss carryforward           (6,830,525)
  Unrealized appreciation             15,371,827
                                      ----------
  Total                               $9,429,212
                                      ==========
-----------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/04                               (continued)
--------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

C. Automatic Dividend Reinvestment Plan

   All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or
   (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM manages the Trust's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. At November 30, 2004, $292,664 was payable to PIM related to management fees.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by the Trust. PIM has retained Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton Administrators, L.P. a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses [excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses] to 0.80% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense. Under the agreement, PIM may subsequently recover reimbursed expenses within three years of being incurred from the Trust if the Trust's total expenses are less than 0.80% of average managed assets. For the period ended, November 30, 2004, the Trust's expenses were not reduced under such arrangements.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/04                               (continued)
--------------------------------------------------------------------------------

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank Trust Company Americas an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank Trust Company Americas, for providing such services.

4. Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of net interest payments between the parties. For financial reporting purposes, the Trust records the net receivable or payable for the net interest expected to be received or paid as net realized gains or losses from interest rate swaps in the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of November 30, 2004 were as follows:

---------------------------------------------------------------------------------------
                 Termination      Notional      Fixed                    Unrealized
 Counterparty        Date       Amount (000)    Rate    Floating Rate   Appreciation
-------------- --------------- -------------- -------- --------------- -------------
  UBS AG       Sept. 1, 2009      $106,000    2.855%    1 month BMA       $963,116
---------------------------------------------------------------------------------------

5. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 28,706,981 common shares of beneficial interest outstanding at November 30, 2004, PIM owned 6,981 shares.

Transactions in common shares of beneficial interest for the period January 28, 2004 (commencement of investment operations) to November 30, 2004 were as follows:

-------------------------------------------------------------------
Shares issued in connection with initial public
 offering                                            25,600,000
Shares issued from underwriters' over-allotment
 option exercised                                     3,100,000
                                                      ---------
Net increase in shares outstanding                   28,700,000
Shares outstanding at beginning of period                 6,981
                                                     ----------
Shares outstanding at end of period                  28,706,981
                                                     ----------
-------------------------------------------------------------------

Offering costs of $851,752 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital.

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. On April 12, 2004, the Trust reclassified and issued 7,050 shares of common shares into three series of Auction Market Preferred Shares ("AMPS") as follows: Series T7 - 2,350, Series F7 - 2,350 and Series TH28 - 2,350. Offering costs of $253,194 and underwriting discounts of $1,762,500 have been charged to paid-in capital.

Dividends on Series T7 AMPS and Series F7 AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series TH28 AMPS are also cumulative at a

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/04                               (continued)
--------------------------------------------------------------------------------

rate reset every 28 days based on the results of an auction. Dividend rates ranged from 1.05% to 2.09% during the period from April 12, 2004 to November 30, 2004.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. Subsequent Events

Subsequent to November 30, 2004 the Board of Trustees of the Trust declared two dividends from undistributed net investment income of $0.0687 per common share one payable December 31, 2004 and one January 19, 2005 to common shareowners of record on December 13, 2004 and December 31, 2004, respectively.

For the period December 1, 2004 to December 31, 2004, dividends declared on preferred stock totaled $339,787 in aggregate for the three outstanding preferred share series.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(C) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the distributions paid by the Pioneer Tax Advantaged Balanced Trust during the taxable year ended November 30, 2004:

----------------------------------------------------------
Tax-Exempt Interest Dividends                      53.55%
Qualified Dividend Income for Individuals          45.61%
Dividends Qualifying for the Dividends Received
Deduction for Corporations                         43.48%
----------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Tax Advantaged Balanced Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Tax Advantaged Balanced Trust (the "Trust") as of November 30, 2004, and the related statements of operations and changes in net assets, and the financial highlights, for the period from January 28, 2004 (commencement of operations) to November 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Advantaged Balanced Trust at November 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the period from January 28, 2004 (commencement of operations) to November 30, 2004, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 7, 2005

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
Mellon Investor Services LLC

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, L.P.

Trustees and Officers
The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended November 30, 2004 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held          Term of Office and  Principal Occupation                 Other Directorships Held
Name and Age              With the Trust          Length of Service   During Past Five Years               by this Trustee
John F. Cogan, Jr. (78)*  Chairman of the Board,  Since 1999.         Deputy Chairman and a Director of    Director of Harbor Global
                          Trustee and President   Serves until        Pioneer Global Asset Management      Company, Ltd.
                                                  retirement or       S.p.A. ("PGAM"); Non-Executive
                                                  removal             Chairman and a Director of Pioneer
                                                                      Investment Management USA Inc.
                                                                      ("PIM-USA"); Chairman and a
                                                                      Director of Pioneer; Director of
                                                                      Pioneer Alternative Investment
                                                                      Management Limited (Dublin);
                                                                      President and a Director of Pioneer
                                                                      Alternative Investment Management
                                                                      (Bermuda) Limited and affiliated
                                                                      funds; President and Director of
                                                                      Pioneer Funds Distributor, Inc.
                                                                      ("PFD"); President of all of the
                                                                      Pioneer Funds; and Of Counsel
                                                                      (since 2000, partner prior to
                                                                      2000), Wilmer Cutler Pickering Hale
                                                                      and Dorr LLP (counsel to PIM-USA
                                                                      and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of
Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Osbert M. Hood (52)**     Trustee and             Since June, 2003.   President and Chief Executive        None
                          Executive Vice          Serves until        Officer, PIM-USA since May 2003
                          President               retirement or       (Director since January 2001);
                                                  removal             President and Director of Pioneer
                                                                      since May 2003; Chairman and
                                                                      Director of Pioneer Investment
                                                                      Management Shareholder Services,
                                                                      Inc. ("PIMSS") since May 2003;
                                                                      Executive Vice President of all of
                                                                      the Pioneer Funds since June 2003;
                                                                      Executive Vice President and Chief
                                                                      Operating Officer of PIM-USA,
                                                                      November 2000 to May 2003;
                                                                      Executive Vice President, Chief
                                                                      Financial Officer and Treasurer,
                                                                      John Hancock Advisers, L.L.C.,
                                                                      Boston, MA, November 1999 to
                                                                      November 2000; Senior Vice
                                                                      President and Chief Financial
                                                                      Officer, John Hancock Advisers,
                                                                      L.L.C., April 1997 to November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of
Pioneer and certain of its affiliates. Pioneer Tax Advantaged Balanced Trust
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held  Term of Office and  Principal Occupation                    Other Directorships Held
Name, Age and Address          With the Trust  Length of Service   During Past Five Years                  by this Trustee
Mary K. Bush (56)              Trustee         Since 1999.         President, Bush International           Director of Brady
3509 Woodbine Street,                          Serves until        (international financial advisory       Corporation (industrial
Chevy Chase, MD 20815                          retirement or       firm)                                   identification and
                                               removal                                                     specialty coated material
                                                                                                           products manufacturer),
                                                                                                           Millennium Chemicals,
                                                                                                           Inc. (commodity
                                                                                                           chemicals), Mortgage
                                                                                                           Guaranty Insurance
                                                                                                           Corporation, and R.J.
                                                                                                           Reynolds Tobacco
                                                                                                           Holdings, Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------------------

Richard H. Egdahl, M.D. (77)+  Trustee         Since 1999.         Alexander Graham Bell Professor of      None
Boston University Healthcare                   Serves until        Health Care Entrepreneurship, Boston
Entrepreneurship Program,                      retirement or       University; Professor of Management,
53 Bay State Road,                             removal             Boston University School of
Boston, MA 02215                                                   Management; Professor of Public
                                                                   Health, Boston University School of
                                                                   Public Health; Professor of Surgery,
                                                                   Boston University School of Medicine;
                                                                   and University Professor, Boston
                                                                   University
------------------------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham (57)      Trustee         Since 1999.         Founding Director, The Winthrop Group,  None
1001 Sherbrooke Street West,                   Serves until        Inc. (consulting firm); Professor of
Montreal, Quebec, Canada                       retirement or       Management, Faculty of Management,
H3A 1G5                                        removal             McGill University
------------------------------------------------------------------------------------------------------------------------------------

+ Retired, effective 12/31/04

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES                                                 (continued)
--------------------------------------------------------------------------------

                               Positions Held  Term of Office and  Principal Occupation                    Other Directorships Held
Name, Age and Address          With the Trust  Length of Service   During Past Five Years                  by this Trustee
Marguerite A. Piret (56)       Trustee         Since 1999.         President and Chief Executive Officer,  Director of New America
One Boston Place, 28th Floor,                  Serves until        Newbury, Piret & Company, Inc.          High Income Fund, Inc.
Boston, MA 02108                               retirement or       (investment banking firm)               (closed-end investment
                                               removal                                                     company)
------------------------------------------------------------------------------------------------------------------------------------

Stephen K. West (76)           Trustee         Since 1999.         Senior Counsel, Sullivan & Cromwell     Director, The Swiss
125 Broad Street,                              Serves until        (law firm)                              Helvetia Fund, Inc.
New York, NY 10004                             retirement or                                               (closed-end investment
                                               removal                                                     company) and
                                                                                                           AMVESCAP PLC
                                                                                                           (investment managers)
------------------------------------------------------------------------------------------------------------------------------------

John Winthrop (68)             Trustee         Since 1999.         President, John Winthrop & Co., Inc.    None
One North Adgers Wharf,                        Serves until        (private investment firm)
Charleston, SC 29401                           retirement or
                                               removal
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            Positions Held       Term of Office and    Principal Occupation                Other Directorships Held
Name and Age                With the Trust       Length of Service     During Past Five Years              by this Officer
Dorothy E. Bourassa (56)    Secretary            Since September,      Secretary of PIM-USA; Senior Vice   None
                                                 2003.                 President-Legal of Pioneer; and
                                                 Serves at the         Secretary/Clerk of most of
                                                 discretion of         PIM-USA's subsidiaries since
                                                 board.                October 2000; Secretary of all of
                                                                       the Pioneer Funds since September
                                                                       2003 (Assistant Secretary from
                                                                       November 2000 to September 2003);
                                                                       and Senior Counsel, Assistant Vice
                                                                       President and Director of
                                                                       Compliance of PIM-USA from April
                                                                       1998 through October 2000

------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)  Assistant Secretary  Since September,      Assistant Vice President and        None
                                                 2003.                 Senior Counsel of Pioneer since
                                                 Serves at the         July 2002; Vice President and
                                                 discretion of board.  Senior Counsel of BISYS Fund
                                                                       Services, Inc. (April 2001 to June
                                                                       2002); Senior Vice President and
                                                                       Deputy General Counsel of Funds
                                                                       Distributor, Inc. (July 2000 to
                                                                       April 2001); Vice President and
                                                                       Associate General Counsel from
                                                                       July 1996 to July 2000; Assistant
                                                                       Secretary of all of the Pioneer
                                                                       Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------

David C. Phelan (47)        Assistant Secretary  Since September,      Partner, William Cutler Pickering   None
                                                 2003.                 Hale and Dorr LLP; Assistant
                                                 Serves at the         Secretary of all of Pioneer Funds
                                                 discretion of board.  since September 2003
------------------------------------------------------------------------------------------------------------------------------------

Vincent Nave (59)           Treasurer            Since November,       Vice President-Fund Accounting,     None
                                                 2000.                 Administration and Custody
                                                 Serves at the         Services of Pioneer (Manager from
                                                 discretion of board.  September 1996 to February 1999);
                                                                       and Treasurer of all of the
                                                                       Pioneer Funds (Assistant Treasurer
                                                                       from June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
TRUST OFFICERS                                                       (continued)
--------------------------------------------------------------------------------

                             Positions Held       Term of Office and    Principal Occupation               Other Directorships Held
Name and Age                 With the Trust       Length of Service     During Past Five Years             by this Officer
Mark E. Bradley (45)         Assistant Treasurer  Since November        Deputy Treasurer of Pioneer since  None
                                                  2004.                 2004; Treasurer and Senior Vice
                                                  Serves at the         President, CDC IXIS Asset
                                                  discretion of         Management Services from 2002 to
                                                  the board.            2003; Assistant Treasurer and
                                                                        Vice President, MFS Investment
                                                                        Management from 1997 to 2002; and
                                                                        Assistant Treasurer of all of the
                                                                        Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------

Luis I. Presutti (39)        Assistant Treasurer  Since November,       Assistant Vice President-Fund      None
                                                  2000.                 Accounting, Administration and
                                                  Serves at the         Custody Services of Pioneer (Fund
                                                  discretion of board.  Accounting Manager from 1994 to
                                                                        1999); and Assistant Treasurer of
                                                                        all of the Pioneer Funds since
                                                                        November 2000
------------------------------------------------------------------------------------------------------------------------------------

Gary Sullivan (46)           Assistant Treasurer  Since May, 2002.      Fund Accounting Manager-Fund       None
                                                  Serves at the         Accounting, Administration and
                                                  discretion of board.  Custody Services of Pioneer; and
                                                                        Assistant Treasurer of all of the
                                                                        Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Katherine Kim Sullivan (30)  Assistant Treasurer  Since September,      Fund Administration Manager-Fund   None
                                                  2003.                 Accounting, Administration and
                                                  Serves at the         Custody Services since June 2003;
                                                  discretion of board.  Assistant Vice President-Mutual
                                                                        Fund Operations of State Street
                                                                        Corporation from June 2002 to
                                                                        June 2003 (formerly Deutsche Bank
                                                                        Asset Management); Pioneer Fund
                                                                        Accounting, Administration and
                                                                        Custody Services (Fund Accounting
                                                                        Services Manager from August 1999
                                                                        to May 2002, Fund Accounting
                                                                        Supervisor from 1997 to July
                                                                        1999); Assistant Treasurer of all
                                                                        of the Pioneer Funds since
                                                                        September 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Positions Held    Term of Office and                                                  Other Directorships Held
Name and Age          With the Trust    Length of Service    Principal Occupation During Past Five Years    by this Officer
Martin J. Wolin (37)  Chief Compliance  Since October 2004.  Chief Compliance Officer of Pioneer (Director  None
                      Officer           Serves at the        of Compliance and Senior Counsel from
                                        discretion of the    November 2000 to September 2004); Vice
                                        board.               President and Associate General Counsel of
                                                             UAM Fund Services, Inc. (mutual fund
                                                             administration company) from February 1998 to
                                                             November 2000; and Chief Compliance Officer
                                                             of all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of Pioneer Tax Advantaged Balanced Trust, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

U.S. Equity
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge Large Cap
 Growth Fund
Pioneer Oak Ridge Small Cap
 Growth Fund
Pioneer Papp America-Pacific
 Rim Fund
Pioneer Papp Small and Mid Cap
 Growth Fund
Pioneer Papp Stock Fund
Pioneer Papp Strategic
 Growth Fund
Pioneer Real Estate Shares
Pioneer Research Fund*
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund

Asset Allocation
Pioneer Ibbotson Moderate
 Allocation Fund
Pioneer Ibbotson Growth
 Allocation Fund
Pioneer Ibbotson Aggressive
 Allocation Fund

International/Global Equity
Pioneer Emerging Markets Fund
Pioneer Europe Select Fund
Pioneer Europe Fund
Pioneer International Equity Fund
Pioneer International Value Fund

Fixed Income
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Global High Yield Fund
Pioneer High Yield Fund
Pioneer Short Term Income Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund

Money Market
Pioneer Cash Reserves Fund**

* Name change effective December 11, 2003. Formerly known as Pioneer Core Equity Fund.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit
   Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                        1-800-710-0935

Telecommunications Device for the Deaf (TDD)               1-800-231-5469

Or write to Mellon Investor Services LLC:

For                                          Write to
General inquiries, lost dividend checks      P.O. Box 3315
                                             South Hackensack, NJ
                                             07606-1915
Change of address, account consolidation     P.O. Box 3316
                                             South Hackensack, NJ
                                             07606-1916
Lost stock certificates                      P.O. Box 3317
                                             South Hackensack, NJ
                                             07606-1917
Stock transfer                               P.O. Box 3312
                                             South Hackensack, NJ
                                             07606-1912
Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                             South Hackensack, NJ
                                             07606-1938

Please consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Trust and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the initial and updated filings of its Form N-2 and issuance of various comfort letters, totaled approximately $80,500 in 2004.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trusts audit-related services totaled approximately $13,000 in 2004. These services included issuance of agreed upon procedures report to the rating agencies.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax return, totaled $6,000 in 2004.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal year ended November 30, 2004.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's independent auditor, Ernst & Young
LLP ("E&Y"), recently has advised the Securities and Exchange Commission, the Public Company
Accounting Oversight Board, and the Audit
Committee of the Fund's Board of Trustees that certain non-audit work performed by E&Y's China affiliate has raised questions regarding E&Y's independence with respect to its performance of audit services for the Fund. In July 2004, E&Y became aware that member firms in China ("E&Y
China") provided certain tax services to offices of UniCredito Italiano, S.p.A. ("UCI"), a member of the Fund's Investment Company Complex. The services included receipt and disbursement of monies transferred to E&Y China by UCI in payment of individual expatriate income taxes due on returns prepared by E&Y China for certain UCI employees located in China from October 1998 to May 2003. E&Y became auditors of the Fund in May 2002. These expatriate tax services were discontinued in May 2003. The fees received by E&Y China for all such services totaled $3,685.

The Fund's Audit Committee and E&Y have
discussed the matter, including the nature of the services provided, the personnel involved in providing the services and the fees received by E&Y for performing the services. The Committee continues to review the facts and circumstances surrounding the matter, including the issue of whether the monies transferred for employees' taxes were de facto monies due the employees for tax payments rather than monies belonging to UCI.
E&Y has informed the Audit Committee that based on its internal reviews and the de minimis nature of the services provided and fees received, it does not believe its independence with respect to the Fund has been impaired.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $19,000 in 2004.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trusts audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the year ended November 30, 2004, there were no services provided to an affiliate that required the Trusts audit committee pre-approval.


The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Tax Advantaged Balanced Trust

By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  January 25, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 25, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 25, 2004

* Print the name and title of each signing officer under his or her signature.